SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 14, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995


                               4100 Clinton Drive
                            Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

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         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

     On  November  14,  2002   registrant   issued  a  press  release   entitled
"Halliburton Dividend Declaration."

     The text of the press release is as follows:

                        HALLIBURTON DIVIDEND DECLARATION


     HOUSTON, Texas - The board of directors of Halliburton (NYSE:HAL) today declared a fourth quarter dividend of twelve and one-half cents ($.125) a share on the company's common stock payable December 18, 2002, to shareholders of record at the close of business on November 27, 2002.

     Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at www.halliburton.com.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALLIBURTON COMPANY




Date:     November 14, 2002       By: /s/ Margaret E. Carriere
                                     ---------------------------------
                                          Margaret E. Carriere
                                          Vice President and Secretary